Rule 497(e)
File Nos. 33-73832/811-8268

Supplement Dated July 2, 2010, to Statement of Additional Information Dated April 30, 2010 (the "SAI")

The Board of Trustees of Firsthand Funds, on July 1, 2010, accepted the resignation of Mr. Kevin Tanner as a Trustee. The Nominations Committee nominated, and the Board unanimously elected, Mr. Rodney Yee to serve as a successor disinterested Trustee.

Effective July 1, 2010, Rodney Yee has replaced Kevin Tanner as a Trustee of Firsthand Funds.  Shareholder approval of Mr. Yee’s nomination and election is not required.

In accordance with this change, the SAI is hereby revised to delete references to Kevin Tanner and add the following information under the sub-heading referenced below:

On page 14, under the sub-heading entitled “Trustees and Officers,” the following table provides information about the incoming disinterested trustee:

Name, Year of Birth, Positions(s) Held With Funds and Address	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee
Disinterested Trustee:
Rodney Yee (1960) Trustee 469 El Camino Real Suite 227 Santa Clara, CA 95050	Since 2010
Mr. Yee is Chief Operating Officer and Chief Compliance Officer of CCM Partners (an SEC registered investment adviser) from November 2005 to present.  From 2004 to 2005, Mr. Yee served as Chief Financial Officer of Matthews International Capital Management (an SEC registered investment adviser) and Treasurer of Matthews Asian Funds.
			Four	None